Business Combination	12 Months Ended
Mar. 31, 2025
Business Combination [Abstract]
BUSINESS COMBINATION

NOTE 12 – BUSINESS COMBINATION

Acquisition of Tianjin Wangyi Cloud

On April 15, 2024, the Company acquired 50% equity interests in Tianjin Wangyi Cloud Technology Co., Ltd. (“Tianjin Wangyi” or the “acquiree”) from four individual third-party shareholders (the “First Acquisition”). On the same day, the Company entered into a concerted agreement with the remaining minority shareholders. Together with the Company’s 50% equity interests in the acquiree and concerted agreement with minority shareholders , the Company has the power over the acquiree to direct Tianjin Wangyi’s strategy, appointment of key staff and allocation of funds and resource. As a result, the Company’s acquisition of Tianjin Wangyi Cloud was accounted for as business combination in accordance with FASB ASC 805. Pursuant to the acquisition agreement, the Company is required to pay cash consideration of approximately $75.0 million after the close of the transaction. Acquisition-related costs incurred for the acquisitions are not material. The acquisition date was April 15, 2024.

The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed on April 15, 2024, which represents the net Purchase Price Allocation (“PPA”) at acquisition date based on a valuation performed by an independent valuation firm engaged by the Company:

April 15, 2024
USD
Cash consideration	75,000,000
Non-controlling interests(i)	75,000,000
Total	150,000,000

Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash and cash equivalents acquired	759,257
Other Receivables	10,796
Prepayment	829,162
Intangible assets:
Software	121,600
Patents	120,748,253
Internet hospital license	9,905,778
Other Payables	(12,662)
Contact liabilities	(1,801,197)
Tax Payable	(421)
Deferred tax liabilities	(32,663,508)
Goodwill (ii)	52,102,945
Total	150,000,000

(i)	Non-controlling interests represent the interests allocated to the minority shareholders of Tianjin Wangyi Cloud. Fair value of the non-controlling interests was estimated with reference to the purchase price per share as of the acquisition date.
(ii)	Goodwill represents the excess of the purchase price over the fair value of the identifiable assets acquired and liabilities assumed in the acquisition. Goodwill primarily represents the expected synergies from combining operations of Tianjin Wangyi Cloud with those of the Company.

Tianjin Wangyi Cloud Technology C., Ltd. was incorporated in Tianjin, China, mainly engaged in provision of medical service through its wholly owned online internet hospital and offline clinic. Moreover, Tianjin Wangyi Cloud Technology C., Ltd. had multiple patents in the medical field, which was considered as a synergistic effect with the company’s current strategy in the medical field to strengthen the company’s competitiveness in the medical field. Being optimistic about the development prospects and synergies of combination for online and offline medical resources, the Company acquired the remaining 50% equity of Tianjin Wangyi at the consideration of US$75,000,000 (the “Second Acquisition”). The Second Acquisition was closed on December 10, 2024 with the settlement of consideration. Upon completion of acquiring the remaining 50% equity interest on December 10, 2024, the Company finally obtained 100% ownership of Tianjin Wangyi with a total consideration of US$150,000,000.

As the Company has obtained control and recognized goodwill in the First Acquisition, the Second Acquisition only involved reclassification of equity from minority controlling interest to the Company’s additional paid in capital and no gain (loss) or goodwill was recognized. In the Second Acquisition, the amount of net loss of US$470,107 attributable to the minority shareholders of Tianjin Wangyi for the period from April 15, 2024 to December 10, 2024 was recorded as addition padi in capital pursuant to ASC 810.

The Company initiated its annual goodwill impairment analysis on annual basis as of March 31, 2025 and concluded that fair value was below carrying value for the Tianjin Wangyi reporting unit. The fair value of the Tianjin Wangyi reporting unit was based on the income approach.

The decline in the estimated fair value of the Tianjin Wangyi reporting unit results from lower projected revenue growth rates and profitability levels. The lower projected operating results were mainly the result of full impairment of patents mentioned above, market trends and expected deal synergies and other expectations about the anticipated short-term and long-term operating results of the healthcare business. These assumptions incorporate the Company’s analysis of what it believes were accounting improprieties, incomplete disclosures and misrepresentations at Tianjin Wangyi that occurred prior to the Tianjin Wangyi acquisition with respect to Tianjin Wangyi’s pre-acquisition business and related operating results. Based on the results of the recoverability test, the Company determined that the carrying value of the Tianjin Wangyi asset group exceeded its undiscounted cash flows and was therefore not recoverable. The Company then compared the fair value of the asset group to its carrying value and determined the impairment loss. And as a result, the Company recorded a goodwill impairment charge of approximately US$41.4 million for the year ended March 31, 2025.

The movement of goodwill is set out as below:

USD
Balance as of March 31, 2024	—
Addition during the period	52,102,945
Impairment during the period	(41,366,680)
Foreign currency translation	97,470
Balance as of March 31, 2025	10,833,735

For the year ended March 31, 2025, the Company bypassed the qualitative assessment and performed a quantitative assessment of the goodwill for the reporting unit based on the requirements of ASC 350-20. The Company performed a quantitative assessment by estimating the fair value of the reporting unit based on market approach using multiples of comparable companies and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The fair value of the reporting unit is less than its carrying value and therefore, impairment loss of US$38,430,317 was recognized for the year ended March 31, 2025.